  UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION
  Washington, DC 20549

  FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08128

Name of Fund:	W.P. Stewart & Co. Growth Fund, Inc.

Fund Address:	527 Madison Avenue
New York, New York 10022

Name and address of agent for service:	W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, New York 10022
Attention: Seth L. Pearlstein

(copy to)
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: Nora M. Jordan

  Registrant’s telephone number, including area code:  (212) 750-8585

  Date of fiscal year end:  December 31

  Date of reporting period: June 30, 2009

Item 1 – REPORT TO SHAREHOLDERS

  W.P. STEWART & CO. GROWTH FUND, INC.

Semi-Annual Report
(Unaudited)

June 30, 2009

W.P. Stewart & Co. Growth Fund, Inc.
Semi-Annual Report to Shareholders as of June 30, 2009

Management Comments

During the first half of 2009, your Fund’s net asset value per share increased from $108.62 on December 31, 2008 to $119.09 on June 30, 2009.  This represents a total investment return of 9.64% compared to a return of 3.16% for the S&P 500 Index over the same period.  Complete performance information, including average annual total returns, can be found on page 1 of this report.

U.S. equity markets rebounded strongly in the second quarter as the panic seen in financial markets in the first quarter subsided. Fears of a second Great Depression appeared to wane as it became clearer that the actions taken by central banks and administrations to provide liquidity to financial systems around the world were proving effective. In particular, the rush to hoard cash has abated and some of that cash mountain has begun to make its way back into equity investments, pushing markets higher and reducing the cash held as a percentage of the market’s total value.

For the market as a whole, second quarter corporate earnings were, in general, slightly better than expectations as companies have been swift to lower costs to offset the effects of the weakening economy. These moves could ultimately result in an improvement in margins if economic activity improves.

During the period we saw the dramatic bankruptcies of Chrysler and General Motors.  But rather than prompting a market collapse, investors appeared to take the view that this was the best way for these companies to restructure and hopefully prosper in the future. This also suggests that the market may be starting to look forward to a period of better economic activity.

A notable change during the period was the steepening of the yield curve as long-dated treasuries sold off, reflecting the view that the economy is likely to recover. It also reflects concerns that we may see some inflation in the coming years, although today deflation is still the primary concern of the Federal Reserve.

Long-term View

Economic data continues to make depressing reading, particularly the unemployment numbers, but there are some signs that the rate of deterioration is slowing, and many commentators are talking of the ‘green shoots’ of economic recovery. Certainly, the dramatic fall in inventories we saw in the first quarter looks like an over-reaction, and companies may soon begin a process of restocking that may boost economic activity over the next few months. Overall, it feels like the economy is building a base from which it can recover, albeit relatively slowly given the shocks to the system over the past 12 months.

Indeed, the U.S. economy still faces some serious challenges over the coming years. In particular, the key issue for investors is whether the economic recovery we hope to see towards the end of 2009 can be sustained into 2010 and 2011. Certainly the economic stimulus package and low interest rates will help, but at some point the U.S. government must begin to address the high levels of borrowing that are being undertaken to support the economy. It is also reasonable to expect that in 2010 interest rates may begin to rise modestly, as the Federal Reserve looks to make sure that it does not prompt a return to asset bubbles fueled by cheap money.

W.P. Stewart & Co. Growth Fund, Inc.
Semi-Annual Report to Shareholders as of June 30, 2009

Management Comments (Continued)

We continue to believe that the market is undervaluing high quality businesses that are able to prosper even in a challenging economy. Broadly, we are focusing the Fund’s portfolio on two areas, those companies that have secular trends that support long-term growth, and those that are the strongest players in their field and will likely gain at the expense of weaker players. Examples of the former include MasterCard, which is benefiting from the global switch from checks and cash to plastic payments, and Google, where advertising is increasingly moving to the internet. Staples and Target are examples of companies that are benefiting from taking market share from weaker players.

Performance in the first half of 2009 was helped by strong returns from Qualcomm, McGraw Hill, MSCI and MasterCard with the common theme being earnings results that came in ahead of expectations.  Detractors from performance were Procter & Gamble and Automatic Data Processing as both companies reduced earnings expectations which led to negative stock returns.

Looking forward, we strongly believe that the market will reward those companies that can do well despite a challenging background.  As investors increasingly struggle to find returns from bonds or cash, we believe that they will rate these types of companies very highly.

Given the volatile ride that investors have had over the last few years, we understand a high level of caution is likely for some time to come, but there is nothing as helpful as a rising stock market to improve investor confidence. Given the amount of cash on the sidelines and the beginnings of a slow recovery for the economy, we remain relatively bullish.

James T. Tierney, Jr.
Portfolio Manager
New York, NY
July 2009

Note: The views expressed above reflect those of the Portfolio Manager only through the end of the period stated above.  The Portfolio Manager’s views are subject to change at any time based on market and other conditions.  These views are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Past performance is not indicative of future results.

					Return Since
	Six Month	One Year	Five Year	Ten Year	Inception*

W.P. Stewart & Co. Growth Fund, Inc.**	9.64%	-12.77%	-0.61%	-1.37%	6.26%
S&P 500 Index***	3.16%	-26.21%	-2.24%	-2.22%	6.48%

*	Inception Date of Fund: February 28, 1994.
**	Total Fund Operating Expenses (for the year ended December 31, 2008): 2.19%.
Please refer to page 9 for additional expense ratio information.
***	The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

The return figures above represent past performance which is no guarantee of future results.  The investment return and principal value of an investment will fluctuate, and therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain current month-end performance numbers, please call our toll free number: (888) 695 4092.

The Fund's returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period.  The S&P 500 Index returns assume no transaction costs.  The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

W.P. Stewart & Co. Growth Fund, Inc.
Understanding Your Fund’s Expenses
June 30, 2009 (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  All mutual funds have operating expenses.  As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management and administrative services, among others.  Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of that fund.

A fund’s expenses are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The following example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period.  Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, which if they were included, would increase your costs.  Your Fund does not charge a purchase fee nor does it carry a “sales load”; however, it does charge a redemption fee in certain circumstances. Costs are described in more detail in the Fund’s prospectus.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	01/01/09	06/30/09	01/01/09-06/30/09

Actual	$ 1,000.00	$ 1,096.40	$ 7.74
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.41	$ 7.45

*  Expenses are equal to the Fund’s annualized expense ratio of 1.49% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

W.P. Stewart & Co. Growth Fund, Inc.
Fund Profile
June 30, 2009 (Unaudited)

The information below gives you a snapshot of the Fund at the end of the reporting period.
The Fund is actively managed and the composition of its portfolio will change over time.

Portfolio Sectors*
% of Fund's Net Assets

*  For reporting purposes, industry classifications are combined in this Portfolio Sectors chart.
   For industry classifications, please see the Schedule of Investments starting on page 4.

Top Ten Stocks as of June 30, 2009
% of Fund's Net Assets

Becton, Dickinson & Company	7.7%
MasterCard, Inc.	7.7%
PepsiCo, Inc.	6.2%
Qualcomm Inc.	6.1%
Automatic Data Processing, Inc.	5.9%
Procter & Gamble Company	5.9%
Praxair, Inc.	5.0%
Target Corporation	4.9%
Staples, Inc.	4.9%
Polo Ralph Lauren Corporation	4.8%

W.P. Stewart & Co. Growth Fund, Inc.
Schedule of Investments
June 30, 2009 (Unaudited)

Name of Issuer and Title of Issue	Shares	Fair Value

COMMON STOCKS – 97.1%

Aerospace/Defense Equipment – 4.4%
United Technologies Corporation	22,600	$1,174,296

Business Services – 4.6%
MSCI, Inc. (a)	50,000	1,222,000

Commercial Services – 11.0%
MasterCard, Inc.	12,300	2,057,913
Visa, Inc.	14,100	877,866
		2,935,779

Consumer Products – 5.9%
Procter & Gamble Company	30,900	1,578,990

Data Processing/Management – 9.3%
Automatic Data Processing, Inc.	44,800	1,587,712
Paychex, Inc.	35,000	882,000
		2,469,712
Distribution/Wholesale – 2.6%
Fastenal Company	20,500	679,985

Drugs & Health Care – 7.7%
Becton, Dickinson & Company	28,900	2,060,859

Electronics – 0.5%
Amphenol Corporation	4,400	139,216

Finance & Banking – 4.7%
Charles Schwab Corporation	72,000	1,262,880

Food & Beverages – 6.9%
Kellogg Company	4,000	186,280
PepsiCo, Inc.	29,900	1,643,304
		1,829,584

Hazardous Waste Disposal – 3.5%
Stericycle, Inc. (a)	18,200	937,846

Industrial Gases – 5.0%
Praxair, Inc.	18,900	1,343,223

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Schedule of Investments (Continued)
June 30, 2009 (Unaudited)

Name of Issuer and Title of Issue	Shares	Fair Value

COMMON STOCKS – (Continued)

Internet – 6.8%
Google, Inc. (a)	2,175	$916,958
McAfee, Inc. (a)	21,500	907,085
		1,824,043
Restaurants – 3.6%
Chipotle Mexican Grill Inc., Class B (a)	13,900	970,081

Retail – 14.5%
Polo Ralph Lauren Corporation	23,700	1,268,898
Staples, Inc.	64,300	1,296,931
Target Corporation	33,100	1,306,457
		3,872,286
Wireless Communications – 6.1%
Qualcomm Inc.	36,100	1,631,720

TOTAL COMMON STOCKS – (Cost $28,531,234)		25,932,500

SHORT TERM INVESTMENTS – 2.7%

Repurchase Agreement – 2.7%	Principal
Agreement with State Street Corporation, 0.01%, dated	Amount

6/30/2009, to be repurchased at $714,000 on
07/01/2009, collateralized by $730,000 U.S. Treasury
Bill, 0.33% maturing 12/24/2009 (value $728,759)	714,000	714,000

TOTAL SHORT TERM INVESTMENTS – (Cost $714,000)		714,000

Total Investments – (Cost $29,245,234) – 99.8%		26,646,500
Other Assets Less Liabilities – 0.2%		65,648
Net Assets – 100.0%		$26,712,148

(a) No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Investments in securities, at fair value (cost $28,531,234)	$25,932,500
Repurchase Agreement, at fair value (cost $714,000)	714,000
Cash	19
Receivable for investments sold	321,599
Dividends receivable	21,274
Other assets	55,884
Total Assets	27,045,276

Liabilities:
Payable for investments purchased	138,619
Payable for Fund shares purchased	1,800
Advisory fee payable	68,302
Accrued expenses and other payables	124,407
Total Liabilities	333,128
Net Assets	$26,712,148

Net assets consist of:
Capital stock ($0.001 par value; 100,000,000 shares
authorized, 224,297 shares issued and outstanding)	$224
Capital paid in excess of par	34,697,688
Undistributed net investment income	64,631
Accumulated realized loss on investments - net	(5,451,661)
Unrealized depreciation on investments - net	(2,598,734)
Net Assets	$26,712,148

Net asset value per share*	$119.09

*Redemption price per share for shares held less than 60 days is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends	$261,748
Interest and other	155
Total investment income	261,903

Expenses:
Investment advisory fees	132,397
Legal fees	90,477
Audit fees	35,135
Administration fees	35,112
Directors fees	31,915
Custodian fees	27,340
Transfer agent fees	19,315
Registration fees	14,926
Insurance fees	14,230
Printing fees	7,878
Miscellaneous fees	3,940
Total expenses before amounts reimbursed	412,665
Expenses reimbursed by the Adviser	(215,393)
Net Expenses	197,272

Net investment income	64,631

Realized and Unrealized Gain/(Loss) from Investments:
Net realized loss from investments	(3,682,495)
Net change in unrealized appreciation/(depreciation) on investments	5,859,129
Net realized and unrealized gain from investments	2,176,634

Net Increase in Net Assets Resulting from Operations	$2,241,265

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statements of Changes in Net Assets

	For the		For the
	Six Months		Year
	Ended		Ended
	June 30, 2009		December 31,
	(Unaudited)		2008
Increase/(Decrease) in Net Assets from Operations:
Net investment income/(loss)	$64,631		$(208,677)
Net realized (loss) from investments		(3,682,495)	(1,738,662)
Net change in unrealized appreciation/(depreciation)
on investments	5,859,129		(12,890,163)
Net increase/(decrease) in net assets resulting
from operations	2,241,265		(14,837,502)

Distributions to Shareholders from:
Net realized gain from investments	0		(1,980,483)

Fund Share Transactions:
Proceeds from shares sold	313,026		807,793
Shares issued to shareholders
in reinvestment of distributions	0		1,956,341
Cost of redemptions	(4,565,694	) *	(15,696,105)
Net (decrease) in net assets from
Fund share transactions		(4,252,668)	(12,931,971)
Net (Decrease) in Net Assets		(2,011,403)	(29,749,956)

Net Assets:
Beginning of period	28,723,551		58,473,507
End of period	$26,712,148		$28,723,551

Undistributed net investment income, end of period	$64,631		$0

* Net of $4 of redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Financial Highlights

	For the Six Months Ended June 30, 2009		For the Year Ended December 31,	For the Year Ended December 31,
	(Unaudited)		2008	2007
Income/(Loss) from Investment Operations:
Per Share Operating Performance:
Net asset value, beginning of period	$108.62		$165.31	$190.35
Net investment income/(loss)	0.29		(0.79)	(0.80)
Net realized and unrealized gain/(loss)
from investments	10.18		(48.69)	1.25
Net increase/(decrease) from investment
operations	10.47		(49.48)	0.45
Redemption fees	0.00	(a)	0.00	0.00 (a)
Distributions to shareholders from net
realized gains on investments	0.00		(7.21)	(25.49)
Net asset value, end of period	$119.09		$108.62	$165.31

Total Investment Return (b)	9.64%		(31.06)%	(0.03)%

Ratios and Supplemental Data:
Ratio of net expenses to average
net assets	1.49	%(c)	2.19%	1.97%
Ratio of total expenses to average
net assets, including expenses paid
or reimbursed by the Adviser	3.12	%(c)	2.19%	2.37%
Ratio of net investment gain/(loss) to
average net assets	0.49	%(c)	(0.48)%	(0.35)%
Portfolio turnover	22%		46%	34%
Net assets, end of period (in thousands)	$26,712		$28,724	$58,474

(a)  This amount represents less than $0.01 per share.

(b) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be more or less than their original cost.

(c)  Annualized.

The table above reflects the unaudited operating performance for the six months ended June 30, 2009 and the audited operating performance for the years ended December 31, 2008 and 2007 based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Financial Highlights (Continued)

	For the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,
	2006	2005	2004
Income/(Loss) from Investment Operations:
Per Share Operating Performance:
Net asset value, beginning of period	$192.59	$196.70	$175.37
Net investment loss	(1.24)	(1.65)	(1.00)
Net realized and unrealized gain
from investments	13.94	12.72	31.93
Net increase from investment
operations	12.70	11.07	30.93
Redemption fees	0.00	0.00	0.00
Distributions to shareholders from net
realized gains on investments	(14.94)	(15.18)	(9.60)
Net asset value, end of period	$190.35	$192.59	$196.70

Total Investment Return (a)	6.85%	5.49%	17.73%

Ratios and Supplemental Data:
Ratio of net expenses to average
net assets	1.89%	1.88%	1.93%
Ratio of total expenses to average
net assets, including expenses paid
or reimbursed by the Adviser	2.43%	2.24%	2.30%
Ratio of net investment loss to
average net assets	(0.64)%	(0.94)%	(0.54)%
Portfolio turnover	44%	49%	60%
Net assets, end of period (in thousands)	$95,015	$100,272	$84,017

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements
June 30, 2009 (Unaudited)

1.  Organization and Fund Description
W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the “Act”).  It was incorporated under the laws of the State of Maryland in September 1993.  The Fund’s investment objective is to earn capital gains for shareholders.  The Fund invests primarily in common stocks listed on the New York Stock Exchange.  W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser.  W.P. Stewart & Co., Inc. assumed this responsibility from an affiliate in July, 1998.  The change did not involve any change in actual control or management of the investment adviser to the Fund.  W.P. Stewart & Co., Inc. and its predecessor are together referred to as the “Adviser.”  Shares of the Fund are available for subscription by eligible investors.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates: The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Investment Valuation:  The Fund values its portfolio as directed by the Board of Directors at the close of business of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., New York City time) of each day the NYSE is open for trading (each, a “Business Day”).

In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or any comparable foreign over-the-counter quotation system providing last sale data or, in the case of securities included in NASDAQ at the NASDAQ Official Closing Price, or if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price.  In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund or the Fund’s Valuation Committee (see note 3 for additional information).

Investment Transactions:  The Fund records all securities transactions on a trade date basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.  Realized gains and losses on sales of securities are determined on the basis of identified cost.

Repurchase Agreements:  A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price.  The total amount received by the Fund on repurchase is calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest.  Repurchase agreements are fully collateralized at all times.  It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement.  If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
June 30, 2009 (Unaudited)

Income Taxes:  The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no Federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns.  Management has evaluated the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

Dividends and Distributions to Shareholders:  The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually.  Distributions are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

3.  Fair Value Measurements
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) effective January 1, 2008.  In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
June 30, 2009 (Unaudited)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$25,932,500	$-	$-	$25,932,500
Short Term Investments	-	714,000	-	714,000
Total	$25,932,500	$714,000	$-	$26,646,500

The adoption of FAS 157 did not have an impact on the Fund’s financial position or results of operations.

4. Distributions to Shareholders
For the six months ended June 30, 2009, the Fund did not make any distributions to shareholders. For the year ended December 31, 2008, the Fund paid a distribution of $1,980,483, which represented $7.213307 per share.

The tax character of distributions paid for the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$270,351
Long term capital gain	1,710,132
1,980,483
Return of Capital	0
$1,980,483

As of December 31, 2008, the components of distributable earnings (loss deferrals) on a tax basis were as follows:

Unrealized depreciation	$(8,606,485)
Loss deferrals and carry forwards	(1,620,544)
$(10,227,029)

As of June 30, 2009, unrealized appreciation and depreciation for Federal income tax purposes was $1,405,518 and $4,004,252, respectively.  The aggregate cost of investments at June 30, 2009 for Federal income tax purposes was $29,245,234.  At December 31, 2008, the Fund had capital loss carryforwards in the amount of $809,613, available to offset possible future capital gains before the expiration date of December 31, 2016.

5.  Related Party Agreements and Other Transactions with Affiliates
Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.0% (1.5% through December 31, 2007) of the Fund’s average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including execution-related costs, custodial fees, interest on borrowings and administrative fees. Through December 31, 2008, the Adviser voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses did not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
June 30, 2009 (Unaudited)

assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement was not required by the Investment Advisory Services Agreement. In 2007, in addition to this arrangement, the Adviser voluntarily reimbursed or paid certain expenses of the Fund, including audit and legal fees. Effective January 1, 2008, the Adviser ceased its voluntary reimbursement of certain legal and audit expenses of the Fund.

Effective January 1, 2009, the Adviser agreed to pay or reimburse the Fund for all operating expenses of the Fund so that the ratio of net expenses to average net assets does not exceed 1.49% on an annualized basis. The agreement is for a one year term but may be extended.

In 2002, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) in connection with the promotion and distribution of the Fund’s shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the six months ended June 30, 2009, these fees and expenses paid or accrued by the Adviser amounted to $6,121.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund.  For the six months ended June 30, 2009, the Adviser’s affiliate earned $0 in commissions as broker on trades of portfolio securities.  In addition, $1,066 was paid by the Fund to the affiliate for execution-related services provided and charged by unrelated third parties.

Each of the directors who is not an “interested person” of the Fund or the Adviser as defined under the Investment Company Act of 1940 (the “Independent Directors”) is entitled to be paid by the Fund a fee of $1,875 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors that he or she attends.  The Chairman of the Audit Committee and the Lead Independent Director receive an additional $1,875 per annum.  For the six months ended June 30, 2009, the Fund has paid a total of $41,250 to the Independent Directors for their services.

6.  Administration Agreement
The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the “Administrator”) dated January 11, 1994.  Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund’s net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

7.  Line of Credit
On April 29, 2003, the Fund obtained a 365 day unsecured revolving line of credit (the “Facility”) from State Street Bank and Trust Company (the “Bank”) pursuant to which it can borrow up to the lesser of (a) $5 million or (b) 10% of the Fund’s net assets.  On April 21, 2009, this Facility was extended to April 20, 2010.  This Facility can be used only (i) to temporarily finance the purchase or sale of securities or (ii) to finance the redemption of Fund shares.  Interest charged on borrowings, which may be outstanding for a maximum of 60 days, shall be payable at a variable rate per annum equal to the Bank’s overnight federal funds rate plus 0.75% per annum (0.50% through April 20, 2009).  The Fund is charged a commitment fee of 0.125% per annum (0.10% through April 20, 2009) on the unused portion of the Facility.  During the six months ended June 30, 2009, the Fund did not borrow under the Facility.

8.  Investment Transactions
Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 2009, were $5,672,581 and $9,899,530, respectively.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements (Continued)
June 30, 2009 (Unaudited)

9.  Fund Share Transactions
The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock.  For the six months ended June 30, 2009 and the year ended December 31, 2008 transactions in shares were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008

	Shares	Amount	Shares	Amount

Sold	2,719	$313,026	5,646	$807,793

Reinvested	0	0	13,357	1,956,341

Redeemed	(42,868)	(4,565,694)	(108,284)	(15,696,105)

Net decrease	(40,149)	$(4,252,668)	(89,281)	$(12,931,971)

10.  Redemption Fee
Effective January 1, 2007, the Fund charges a 1.00% redemption fee.  The redemption fee will only be charged on shares redeemed within sixty days after the date of purchase of such shares. The redemption fee will not apply to shares that are acquired by reinvestment of dividends or other distributions of the Fund.  In addition, the Fund may waive such redemption fee where such shares are purchased through or held in a vehicle where the vehicle sponsor has demonstrated to the Fund that either (a) a similar type of fee is imposed or (b) as determined by the Fund, short-term trading is otherwise adequately prohibited, prevented or deterred.

11.  Beneficial Interest
At June 30, 2009, Capinco c/o U.S. Bank, P.O. Box 1787, Milwaukee, WI 53201, held 12.80% (28,703 shares) of the Fund’s outstanding shares.

12.  Contractual Obligations
The Fund enters into contracts that contain a variety of indemnifications.  The Fund’s maximum exposure under these agreements is unknown.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.  Recent Accounting Pronouncements
In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events", which is effective for interim and annual periods ending after June 15, 2009, management has evaluated, through August 28, 2009 (the date these financial statements are being issued), the possibility of subsequent events affecting the Fund’s financial statements.  Management has determined that there are no material events, through the above date, that would require disclosure in the Fund's financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
527 Madison Avenue
New York, NY  10022

Directors and Officers
Rocco Macri	Director and President
Susan G. Leber	Director, Treasurer and Principal Financial Officer
Norman H. Brown, Jr.	Director
Craig M. Ferguson	Director
Margaret T. Monaco	Director
Joseph M. Santarella	Director
Seth L. Pearlstein	Secretary and Chief Compliance Officer

Investment Adviser	Distributor
W.P. Stewart & Co., Inc.	ALPS Distributors, Inc.
527 Madison Avenue	1290 Broadway, Suite 1100
New York, NY 10022	Denver, CO 80203
(212) 750-8585

Administrator, Custodian, Transfer Agent and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Independent Registered Public Accounting Firm	Legal Counsel
Anchin, Block & Anchin LLP	Davis Polk & Wardwell LLP
1375 Broadway	450 Lexington Avenue
New York, NY 10018	New York, NY 10017

Quarterly Portfolio Schedule
The Fund files with the Securities and Exchange Commission (“SEC”) a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. The filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call (800) SEC 0330 for information on the operation of the Public Reference Room.)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC’s website at http://www.sec.gov.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.  Past performance results shown in this report should not be considered a representation of future performance.  Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

Item 2 – CODE OF ETHICS

Not  applicable for semi-annual report.

Item 3 – AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for semi-annual report.

Item 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for semi-annual report.

Item 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6 – INVESTMENTS

(a)	Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to Shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR.

Item 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

Item 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the reporting period there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11 – CONTROLS AND PROCEDURES

(a)          The Registrant’s certifying officers have reasonably designed such disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) to ensure material information relating to the Registrant is made known to us by others particularly during the period in which this report is being prepared.  The Registrant’s certifying officers have determined that the Registrant’s disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)          There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - EXHIBITS

12(a)(1)	Not applicable.

12(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99. CERT.

12(a)(3)	Not applicable.

12(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99. 906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W.P. Stewart & Co. Growth Fund, Inc.

By:	/s/ Rocco Macri
Rocco Macri
Director and President of W.P. Stewart & Co. Growth Fund, Inc.

Date:  September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Rocco Macri
Rocco Macri
Director and President of W.P. Stewart & Co. Growth Fund, Inc.

Date:  September 3, 2009

By:	/s/ Susan G. Leber
Susan G. Leber
Director, Treasurer and Principal Financial Officer of W.P. Stewart & Co. Growth Fund, Inc.

Date:  September 3, 2009